Illumina Reports Financial Results for First Quarter of Fiscal Year 2017

Successful NovaSeq™ launch, with more than 135 instruments ordered in the first quarter

San Diego -- (BUSINESS WIRE) - April 25, 2017 - Illumina, Inc. (NASDAQ:ILMN) today announced its financial results for the first quarter of fiscal year 2017.

First quarter 2017 results:

•	Revenue of $598 million, a 5% increase compared to $572 million in the first quarter of 2016

•
GAAP net income attributable to Illumina stockholders for the quarter of $373 million, or $2.52 per diluted share, including the impact of a pre-tax gain of $453 million as a result of the GRAIL repurchase of shares from Illumina, compared to $90 million, or $0.60 per diluted share, for the first quarter of 2016

•
Non-GAAP net income attributable to Illumina stockholders for the quarter of $94 million, or $0.64 per diluted share, compared to $106 million, or $0.71 per diluted share, for the first quarter of 2016 (see the table entitled “Itemized Reconciliation Between GAAP and Non-GAAP Net Income Attributable to Illumina Stockholders” for a reconciliation of these GAAP and non-GAAP financial measures)

•	Cash flow from operations of $168 million and free cash flow of $85 million for the quarter, compared to $99 million and $46 million, respectively, in the first quarter of 2016

Gross margin in the first quarter of 2017 was 61.5% compared to 69.4% in the prior year period. Excluding impairment and amortization of acquired intangible assets, but including stock-based compensation expense, non-GAAP gross margin was 66.4% for the first quarter of 2017 compared to 71.3% in the prior year period. Non-GAAP gross margin compared to the prior year period was impacted by the NovaSeq introduction, higher array services revenue and product mix within sequencing consumables.

Research and development (R&D) expenses for the first quarter of 2017 were $145 million compared to $124 million in the prior year period. Excluding an impairment of in-process R&D, but including stock-based compensation expense, R&D expenses as a percentage of revenue were 23.3%, including 2.1% attributable to GRAIL and Helix. This compares to 21.7% in the prior year period, including 0.9% attributable to GRAIL and Helix.

Selling, general and administrative (SG&A) expenses for the first quarter of 2017 were $163 million compared to $150 million in the prior year period. Excluding the effect of performance-based compensation related to the GRAIL Series B financing, acquisition related gain, amortization of acquired intangible assets, and contingent compensation, but including stock-based compensation expense, SG&A expenses as a percentage of revenue were 25.6%, including 1.5% attributable to GRAIL and Helix. This compares to 25.7% in the prior year period, including 0.6% attributable to GRAIL and Helix.

Depreciation and amortization expenses were $38 million and capital expenditures for free cash flow purposes were $83 million during the first quarter of 2017. At the close of the quarter, the company held $1.8 billion in cash, cash equivalents and short-term investments, compared to $1.6 billion as of January 1, 2017.

"We are pleased with our first quarter results,” said Francis deSouza, President and CEO. “We are witnessing an exciting uptake of the NovaSeq platform with more than 135 orders placed in Q1, and look forward to the advancements in genomics this instrument will enable for years to come.”

Updates since our last earnings release:

•	Launched the VeriSeq™ NIPT Solution in Europe, a CE-IVD marked next-generation sequencing based approach to noninvasive prenatal testing

•	Contributed more than 8,000 associations of somatic genetic alterations to the Clinical Interpretation of Variants in Cancer (CIViC) database

•	Announced the iHope Network, a consortium of institutions who have committed to providing clinical whole genome sequencing to underserved families

•	Announced that GRAIL raised $900 million in the first close of its Series B financing and that Illumina’s stake is now less than 20 percent of GRAIL

•	Announced that John W. Thompson will join the company’s Board of Directors

•	Repurchased $101 million of common stock under the previously announced share repurchase program thereby completing the authorization

Financial outlook and guidance
The non-GAAP financial guidance discussed below reflects certain pro forma adjustments to assist in analyzing and assessing our core operational performance. Please see our Reconciliation of Non-GAAP Financial Guidance included in this release for a reconciliation of the GAAP and non-GAAP financial measures.

For fiscal 2017, the company is projecting 10% to 12% revenue growth, GAAP earnings per diluted share attributable to Illumina stockholders of $5.26 to $5.36 and non-GAAP earnings per diluted share attributable to Illumina stockholders of $3.60 to $3.70. Our annual guidance assumes second quarter revenue growth of approximately 7% versus the prior year, GAAP earnings per diluted share attributable to Illumina stockholders of $0.56 to $0.61 and non-GAAP earnings per diluted share attributable to Illumina stockholders of $0.65 to $0.70.

Quarterly conference call information
The conference call will begin at 2:00 pm Pacific Time (5:00 pm Eastern Time) on Tuesday, April 25, 2017. Interested parties may listen to the call by dialing 888.771.4371 (passcode: 44658255), or if outside North

America by dialing +1.847.585.4405 (passcode: 44658255). Individuals may access the live teleconference in the Investor Relations section of Illumina’s web site under the “company” tab at www.illumina.com.

A replay of the conference call will be available from 4:30 pm Pacific Time (7:30 pm Eastern Time) on April 25, 2017 through May 2, 2017 by dialing 888.843.7419 (passcode: 44658255), or if outside North America by dialing +1.630.652.3042 (passcode: 44658255).

Statement regarding use of non-GAAP financial measures
The company reports non-GAAP results for diluted net income per share, net income, gross margins, operating expenses, operating margins, other income, and free cash flow in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The company’s financial measures under GAAP include substantial charges such as amortization of acquired intangible assets, non-cash interest expense associated with the company’s convertible debt instruments that may be settled in cash, and others that are listed in the itemized reconciliations between GAAP and non-GAAP financial measures included in this press release. Management has excluded the effects of these items in non-GAAP measures to assist investors in analyzing and assessing past and future operating performance. Additionally, non-GAAP net income attributable to Illumina stockholders and diluted earnings per share attributable to Illumina stockholders are key components of the financial metrics utilized by the company’s board of directors to measure, in part, management’s performance and determine significant elements of management’s compensation.

The company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP results are presented in the tables of this release.

Use of forward-looking statements
This release contains forward-looking statements that involve risks and uncertainties, such as Illumina’s expectations regarding the launch of any products and the future cost of genome sequencing. Among the important factors that could cause actual results to differ materially from those in any forward-looking statements are (i) our ability to further develop and commercialize our instruments and consumables and to deploy new products, services, and applications, and expand the markets, for our technology platforms; (ii) our ability to manufacture robust instrumentation and consumables; (iii) our ability to successfully identify and integrate acquired technologies, products, or businesses; (iv) our expectations and beliefs regarding future conduct and growth of the business and the markets in which we operate; (v) challenges inherent in developing, manufacturing, and launching new products and services, including the timing of customer orders and impact on existing products and services; and (vi) the application of generally accepted accounting principles, which are highly complex and involve many subjective assumptions, estimates, and judgments, together with other factors detailed in our filings with the Securities and Exchange Commission, including our most recent filings on Forms 10-

K and 10-Q, or in information disclosed in public conference calls, the date and time of which are released beforehand. We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current quarter.

About Illumina
Illumina is improving human health by unlocking the power of the genome. Our focus on innovation has established us as the global leader in DNA sequencing and array-based technologies, serving customers in the research, clinical and applied markets. Our products are used for applications in the life sciences, oncology, reproductive health, agriculture and other emerging segments. To learn more, visit www.illumina.com and follow @illumina.

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Illumina, Inc.
Investors:
Rebecca Chambers
858.255.5243
ir@illumina.com
or
Media:
Eric Endicott
858.882.6822
pr@illumina.com

Illumina, Inc.
Condensed Consolidated Balance Sheets
(In millions)

	April 2, 2017	January 1, 2017
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$981	$735
Short-term investments	797	824
Accounts receivable, net	368	381
Inventory	299	300
Prepaid expenses and other current assets	72	78
Total current assets	2,517	2,318
Property and equipment, net	734	713
Goodwill	771	776
Intangible assets, net	207	243
Deferred tax assets	83	123
Other assets	286	108
Total assets	$4,598	$4,281

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$142	$138
Accrued liabilities	380	343
Build-to-suit lease liability	192	223
Long-term debt, current portion	1	1
Total current liabilities	715	705
Long-term debt	1,055	1,048
Other long-term liabilities	212	214
Redeemable noncontrolling interests	59	44
Stockholders’ equity	2,557	2,270
Total liabilities and stockholders’ equity	$4,598	$4,281

Illumina, Inc.
Condensed Consolidated Statements of Income
(In millions, except per share amounts)
(unaudited)

	Three Months Ended
	April 2, 2017	April 3, 2016
Revenue:
Product revenue	$491	$483
Service and other revenue	107	89
Total revenue	598	572
Cost of revenue:
Cost of product revenue (a)	166	125
Cost of service and other revenue (a)	53	39
Amortization of acquired intangible assets	11	11
Total cost of revenue	230	175
Gross profit	368	397
Operating expense:
Research and development (a)	145	124
Selling, general and administrative (a) (b)	163	150
Legal contingencies	—	2
Total operating expense	308	276
Income from operations	60	121
Other income (expense), net	451	(5)
Income before income taxes	511	116
Provision for income taxes	157	28
Consolidated net income	354	88
Add: Net loss attributable to noncontrolling interests	19	2
Net income attributable to Illumina stockholders	$373	$90
Net income attributable to Illumina stockholders for earnings per share (c)	$372	$90
Earnings per share attributable to Illumina stockholders:
Basic	$2.54	$0.61
Diluted	$2.52	$0.60
Shares used in computing earnings per common share:
Basic	146	147
Diluted	147	148

____________________________________________________________________________________________________

(a) Includes stock-based compensation expense for stock-based awards:

	Three Months Ended
	April 2, 2017	April 3, 2016
Cost of product revenue	$3	$2
Research and development	14	11
Selling, general and administrative	33	22
Stock-based compensation expense before taxes (1)	$50	$35

(1) Includes stock-based compensation from GRAIL and Helix of $10 million and $0.3 million for the three months ended April 2, 2017, respectively, and stock-based compensation from GRAIL and Helix of $1 million and $0.2 million for the three months ended April 3, 2016, respectively.

(b) Headquarter relocation expense of $0.4 million was reclassified to selling, general and administrative expense for the three months ended April 3, 2016 to conform to the current period presentation.

(c) Amount reflects the additional losses attributable to the common shareholders of GRAIL and Helix for earnings per share purposes.

Illumina, Inc.
Condensed Consolidated Statements of Cash Flows
(In millions)
(unaudited)

	Three Months Ended
	April 2, 2017	April 3, 2016
Net cash provided by operating activities (a)	$168	$99
Net cash provided by (used in) investing activities	163	(44)
Net cash used in financing activities (a)	(86)	(71)
Effect of exchange rate changes on cash and cash equivalents	1	2
Net increase (decrease) in cash and cash equivalents	246	(14)
Cash and cash equivalents, beginning of period	735	769
Cash and cash equivalents, end of period	$981	$755

Calculation of free cash flow:
Net cash provided by operating activities (a)	$168	$99
Purchases of property and equipment (b)	(83)	(53)
Free cash flow (c)	$85	$46
______________________________________________________________________________________________________
(a) Excess tax benefit related to stock-based compensation of $59 million for Q1 2016 was reclassified from cash used in financing activities to cash provided by operating activities as a result of the Company’s retrospective application of ASU 2016-09 adopted in Q1 2017.

(b) Excludes property and equipment recorded under build-to-suit lease accounting, which are non-cash expenditures, of $27 million in Q1 2017 and $10 million in Q1 2016.

(c) Free cash flow, which is a non-GAAP financial measure, is calculated as net cash provided by operating activities reduced by purchases of property and equipment. Free cash flow is useful to management as it is one of the metrics used to evaluate our performance and to compare us with other companies in our industry. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

Illumina, Inc.
Results of Operations - Non-GAAP
(In millions, except per share amounts)
(unaudited)

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP EARNINGS PER SHARE ATTRIBUTABLE TO ILLUMINA STOCKHOLDERS:
	Three Months Ended
	April 2, 2017	April 3, 2016
GAAP earnings per share attributable to Illumina stockholders - diluted	$2.52	$0.60
Gain on deconsolidation of GRAIL (a)	(3.07)	—
Impairment of acquired intangible asset	0.12	—
Amortization of acquired intangible assets	0.09	0.09
Non-cash interest expense (b)	0.05	0.05
Impairment of in-process research and development	0.03
Performance-based compensation related to GRAIL Series B financing (c)	0.03	—
Equity-method investment gain (d)	(0.01)	—
Acquisition related gain (e)	(0.01)	—
Legal contingencies (f)	—	0.01
Incremental non-GAAP tax expense (g)	0.94	(0.04)
Excess tax benefit from share-based compensation (h)	(0.05)	—
Non-GAAP earnings per share attributable to Illumina stockholders - diluted (i)	$0.64	$0.71

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME ATTRIBUTABLE TO ILLUMINA STOCKHOLDERS:
GAAP net income attributable to Illumina stockholders (j)	$373	$90
Gain on deconsolidation of GRAIL (a)	(453)	—
Impairment of acquired intangible asset	18	—
Amortization of acquired intangible assets	13	12
Non-cash interest expense (b)	7	8
Impairment of in-process research and development	5	—
Performance-based compensation related to GRAIL Series B financing (c)	4	—
Equity-method investment gain (d)	(2)	—
Acquisition related gain (e)	(1)	—
Legal contingencies (f)	—	2
Contingent compensation expense (k)	—	1
Incremental non-GAAP tax expense (g)	138	(7)
Excess tax benefit from share-based compensation (h)	(8)	—
Non-GAAP net income attributable to Illumina stockholders (i)	$94	$106
_____________________________________________________________________________________________________

(a) The company sold a portion of its interest in GRAIL, resulting in the deconsolidation of GRAIL. The $150 million tax effect of the gain is included in incremental non-GAAP tax expense. Subsequent to the transaction, the company’s remaining interest will be treated as a cost-method investment.

(b) Non-cash interest expense is calculated in accordance with the authoritative accounting guidance for convertible debt instruments that may be settled in cash.

(c) Amount represents performance-based stock which vested as a result of the financing, net of attribution to noncontrolling interest.

(d) Equity-method investment gain represents mark-to-market adjustments from our investment in Illumina Innovations Fund I, L.P.

(e) Acquisition related gain consists of change in fair value of contingent consideration.

(f) Legal contingencies represent charges related to patent litigation.

(g) Incremental non-GAAP tax expense reflects the tax impact related to the non-GAAP adjustments listed above.

(h) Excess tax benefits from share-based compensation are recorded as a discrete item within the provision for income taxes on the consolidated statement of income pursuant to ASU 2016-09, which was previously recognized in additional paid-in capital on the consolidated statement of stockholders’ equity.

(i) Non-GAAP net income attributable to Illumina stockholders and diluted earnings per share attributable to Illumina stockholders exclude the effect of the pro forma adjustments as detailed above. Non-GAAP net income attributable to Illumina stockholders and diluted earnings per share attributable to Illumina stockholders are key components of the financial metrics utilized by the company’s board of directors to measure, in part, management’s performance and determine significant elements of management’s compensation. Management has excluded the effects of these items in these measures to assist investors in analyzing and assessing our past and future core operating performance.

(j) GAAP net income attributable to Illumina stockholders excludes the additional losses attributable to common shareholders of GRAIL and Helix for earnings per share purposes. These amounts are included in GAAP net income attributable to Illumina stockholders for earnings per share of $372 million for the three months ended April 2, 2017.

(k) Contingent compensation expense relates to contingent payments for post-combination services associated with an acquisition.

Illumina, Inc.
Results of Operations - Non-GAAP (continued)
(Dollars in millions)
(unaudited)
ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP RESULTS OF OPERATIONS AS A PERCENT OF REVENUE:
	Three Months Ended
	April 2, 2017		April 3, 2016
GAAP gross profit	$368	61.5%	$397	69.4%
Impairment of acquired intangible asset	18	3.0%	—	—
Amortization of acquired intangible asset	11	1.9%	10	1.9%
Non-GAAP gross profit (a)	$397	66.4%	$407	71.3%

GAAP research and development expense	$145	24.2%	$124	21.7%
Impairment of in-process research and development	(5)	(0.9)%	—	—
Non-GAAP research and development expense	$140	23.3%	$124	21.7%

GAAP selling, general and administrative expense	$163	27.3%	$150	26.2%
Performance-based compensation related to GRAIL Series B financing (b)	(10)	(1.7)%	—	—
Acquisition related gain (c)	1	0.2%	—	—
Amortization of acquired intangible assets	(2)	(0.2)%	(2)	(0.3)%
Contingent compensation expense (d)	—	—	(1)	(0.2)%
Non-GAAP selling, general and administrative expense	$152	25.6%	$147	25.7%

GAAP operating profit	$60	10.0%	$121	21.2%
Impairment of acquired intangible asset	18	3.0%	—	—
Amortization of acquired intangible assets	13	2.1%	12	2.2%
Impairment of in-process research and development	5	0.9%	—	—
Performance-based compensation related to GRAIL Series B financing (b)	10	1.7%	—	—
Acquisition related gain (c)	(1)	(0.2)%	—	—
Legal contingencies (e)	—	—	2	0.3%
Contingent compensation expense (e)	—	—	1	0.2%
Non-GAAP operating profit (a)	$105	17.5%	$136	23.9%

GAAP other income (expense), net	$451	75.4%	$(5)	(1.0)%
Gain on deconsolidation of GRAIL (f)	(453)	(75.9)%	—	—
Non-cash interest expense (g)	7	1.2%	8	1.3%
Equity-method investment gain (h)	(2)	(0.2)%	—	—
Non-GAAP other income, net (a)	$3	0.5%	$3	0.3%
______________________________________________________________________________________________________

(a) Non-GAAP gross profit, included within non-GAAP operating profit, is a key measure of the effectiveness and efficiency of manufacturing processes, product mix and the average selling prices of the company’s products and services. Non-GAAP operating profit, and non-GAAP other income (expense), net, exclude the effects of the pro forma adjustments as detailed above. Management has excluded the effects of these items in these measures to assist investors in analyzing and assessing past and future operating performance.

(b) Amount represents performance-based stock which vested as a result of the financing.

(c) Acquisition related gain consists of change in fair value of contingent consideration.

(d) Contingent compensation expense relates to contingent payments for post-combination services associated with an acquisition.

(e) Legal contingencies represent charges related to patent litigation.

(f) The company sold a portion of its interest in GRAIL, resulting in the deconsolidation of GRAIL. Subsequent to the transaction, the company’s remaining interest will be treated as a cost-method investment.

(g) Non-cash interest expense is calculated in accordance with the authoritative accounting guidance for convertible debt instruments that may be settled in cash.

(h) Equity-method investment gain represents mark-to-market adjustments from our investment in Illumina Innovations Fund I, L.P.

Illumina, Inc.
Reconciliation of Non-GAAP Financial Guidance

The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. More information on potential factors that could affect the company’s financial results is included from time to time in the company’s public reports filed with the Securities and Exchange Commission, including the company’s Form 10-K for the fiscal year ended January 1, 2017 filed with the SEC on February 13, 2017. The company assumes no obligation to update any forward-looking statements or information.

Fiscal Year 2017
GAAP diluted earnings per share attributable to Illumina stockholders	$5.26 - $5.36
Gain on deconsolidation of GRAIL (a)	(3.07)
Amortization of acquired intangible assets	0.30
Non-cash interest expense (b)	0.20
Impairment of acquired intangible asset	0.12
Impairment of in-process research and development	0.03
Performance-based compensation related to Series B financing (c)	0.03
Equity-method investment gain, net (d)	(0.01)
Acquisition related gain (e)	(0.01)
Incremental non-GAAP tax expense (f)	0.80
Excess tax benefits from share-based compensation (g)	(0.05)
Non-GAAP diluted earnings per share attributable to Illumina stockholders	$3.60 - $3.70

Q2 2017
GAAP diluted earnings per share attributable to Illumina stockholders	$0.56 - $0.61
Amortization of acquired intangible assets	0.08
Non-cash interest expense (b)	0.05
Incremental non-GAAP tax expense (f)	(0.04)
Non-GAAP diluted earnings per share attributable to Illumina stockholders	$0.65 - $0.70
______________________________________________________________________________________________________

(a) The company sold a portion of its interest in GRAIL, resulting in the deconsolidation of GRAIL. The $150 million tax effect of the gain is included in incremental non-GAAP tax expense. Subsequent to the transaction, the company’s remaining interest will be treated as a cost-method investment.

(b) Non-cash interest expense is calculated in accordance with the authoritative accounting guidance for convertible debt instruments that may be settled in cash.

(c) Amount represents performance-based stock which vested as a result of the financing, net of attribution to noncontrolling interest.

(d) Equity-method investment gain represents mark-to-market adjustments from our investment in Illumina Innovations Fund I, L.P.

(e) Acquisition related gain consists of change in fair value of contingent consideration.

(f) Incremental non-GAAP tax expense reflects the tax impact related to the non-GAAP adjustments listed above.

(g) Excess tax benefits from share-based compensation are recorded as a discrete item within the provision for income taxes on the consolidated statement of income pursuant to ASU 2016-09, which was previously recognized in additional paid-in capital on the consolidated statement of stockholders’ equity.